AMENDMENT TO PURCHASE AGREEMENT

This Amendment is dated as of March 20, 2017 (this “Amendment”) and is between Corning Natural Gas Holding Corporation (the “Company”), Ted Gibson for and on behalf of the Gibson Family Trust U/A DTD 02/05/2007 FBO T Gibson (the “Purchaser”) and QCI Asset Management Inc., as registered investment adviser (“QCI”). The Company, the Purchaser and QCI have entered into a Purchase Agreement, dated as of March 20, 2017 (the “Purchase Agreement”), pursuant to which the Company agreed to sell to Purchaser, through his registered investment adviser QCI certain shares of the 6% Serees A Cumulative Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”) at a price of $25.00 per share.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. The first sentence of Section 2.1 of the Agreement is deleted and replaced in its entirety by the following:

At the Closing, the Purchaser is purchasing, and the Company is selling to the Purchaser, 3,297 shares of Series A Preferred Stock at a per share price of $25.00 for an aggregate cash purchase price of Eighty-Two Thousand Four Hundred Twenty-Five Dollars ($82,425.00) (the “Purchase Price”).

2. Each reference to the “Agreement” in the Agreement shall be deemed to refer to the Agreement as amended by this Amendment.

3. Except as expressly amended by this Amendment, the Agreement remains unchanged and continues in full force and effect as written.

4. This Amendment shall be governed by the provisions of Sections 8, 9, 10, 11, 12 and 13as if such provisions were fully set forth herein with each reference to “Agreement” being deemed a reference to this Amendment.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the dates set forth below, to be effective as of the date first written above.

Date: April 24, 2017 CORNING NATURAL GAS HOLDING CORPORATION

By: /s/ Michael I. German
Michael I. German, President and

Chief Executive Officer

Date: April 24, 2017 PURCHASER

T, Gibson and P. Gibson TTEE of Gibson Family

Trust, U/A DTD DTD 02/05/2007 FBO T. Gibson

By: QCI ASSET MANAGEMENT, INC., as its

Attorney-in-fact

By: /s/ Ted Gibson

Ted Gibson

Date: April 24, 2017 QCI ASSET MANAGEMENT, INC

By: /s/ Edward Shill

Edward Shill